UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to ss.240.14a-12


                                SBT Bancorp, Inc.
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                (Name of Registrant as Specified In Its Charter)



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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         4) Date Filed:

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                                      -2-

                                SBT BANCORP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 9, 2006

To the Shareholders of SBT Bancorp, Inc.:

         Notice is hereby given that the Annual Meeting of Shareholders of SBT Bancorp, Inc. will be held at the main office of the Company's subsidiary, The Simsbury Bank & Trust Company, 981 Hopmeadow Street, Simsbury, Connecticut on Tuesday, May 9, 2006 at 5:00 p.m., local time. At the meeting, the shareholders will consider and vote upon the following matters:

     1. The election of four directors to the SBT Bancorp, Inc. Board of Directors to serve for three-year terms;

     2. The ratification of the appointment of Shatswell, MacLeod & Co., P.C., certified public accountants, as independent auditors for SBT Bancorp, Inc. for the fiscal year ending December 31, 2006;

     3. The transaction of such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

         Only shareholders of record at the close of business on March 17, 2006 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

         IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS OF RECORD WHO ATTEND THE MEETING MAY REVOKE THEIR PROXY AND VOTE IN PERSON.

                                    BY ORDER OF THE BOARD OF DIRECTORS



Simsbury, Connecticut               Jane F. von Holzhausen,
April 10, 2006                      Secretary

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                SBT BANCORP, INC.
                              760 Hopmeadow Street
                                  P.O. Box 248
                             Simsbury, CT 06070-0248
                                 (860) 408-5493

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                SBT BANCORP, INC.

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 9, 2006
--------------------------------------------------------------------------------

         This Proxy Statement is furnished to Shareholders of SBT Bancorp, Inc. (the "Company" or "we") in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") for use at the Annual Meeting of Shareholders of the Company to be held at the main office of the Company's subsidiary, The Simsbury Bank & Trust Company (the "Bank"), 981 Hopmeadow Street, Simsbury, Connecticut, at 5:00 p.m. on May 9, 2006, and any and all adjournments or postponements thereof (the "2006 Annual Meeting"). On March 2, 2006, the Company and the Bank completed a Merger and Plan of Reorganization whereby the Bank became a wholly-owned subsidiary of the Company and the former shareholders of the Bank became Shareholders of SBT Bancorp, Inc. This proxy statement is being sent to you in your capacity as a Shareholder of SBT Bancorp, Inc.

         This Proxy Statement, the Notice of the 2006 Annual Meeting, the enclosed form of proxy and the Annual Report to Shareholders for the year ending December 31, 2005 for The Simsbury Bank & Trust Company (the "Annual Report") are first being mailed to our shareholders on or about April 10, 2006. We will, upon written request and without charge, furnish you with additional copies of the Annual Report. Please address all such requests to us by mail to SBT Bancorp, Inc., Attention: Jane F. von Holzhausen, at the above address. The principal executive offices of the Company are located at 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248 (telephone number (860) 408-5493).


                    INFORMATION ABOUT SOLICITATION AND VOTING

         A shareholder who executes the enclosed form of proxy may revoke it at any time before it is voted by written notice of such revocation or a duly executed proxy bearing a later date delivered to the Secretary of the Company at the address set forth above or by attending the 2006 Annual Meeting and revoking the proxy at such time. Attendance at the 2006 Annual Meeting will not itself revoke a proxy. Shares represented by properly executed proxies will be voted at the 2006 Annual Meeting in accordance with the specifications thereon. Shareholders of record who are present at the 2006 Annual Meeting may vote by ballot.

         The expense of soliciting proxies in favor of the Company's proposals will be borne by the Company. In addition to solicitation of proxies by mail, proxies may also be solicited by telephone or personal contact by employees and/or directors of the Company who will not receive additional compensation therefor.

         Only Shareholders of record at the close of business on March 17, 2006 (the "Record Date") are entitled to notice and to vote at the 2006 Annual Meeting. On the Record Date, there were 840,897 outstanding shares of the Company's common stock, no par value (the "Company common stock"). Each share of common stock is entitled to one vote. The presence, in person or by proxy, of a majority of the issued and outstanding shares of common stock on the Record Date, or 420,449 shares, is necessary to constitute a quorum at the 2006 Annual Meeting. Abstentions and broker non-votes are counted as present for establishing a quorum. When a record holder (e.g., a bank or brokerage firm) holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the beneficial owner has not provided voting instructions, this is referred to as a "broker non-vote."

         If the shares you own are held in "street name" by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you.

         If your shares are held in "street name," you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date in order to be admitted to the Annual Meeting. To be able to vote your shares held in street name at the Annual Meeting, you will need to obtain a proxy card from the holder of record.

         With respect to the proposals at the 2006 Annual Meeting, the election of directors and the approval of the appointment of the Company's independent auditors, your broker is entitled to use its discretion in voting your shares, even if you do not give your broker instructions as to how to vote.

         The votes will be counted, tabulated and certified by Robert J. Bogino and George B. Odlum, Jr., DMD. Each proxy received will be voted as directed. However, if no direction is indicated, the proxy will be voted: in Item 1 FOR the election to the Board of Directors for three-year terms of the four persons recommended by the Board; in Item 2 FOR the ratification of Shatswell, MacLeod & Co., P.C. as independent auditors; and on such other matters as may properly come before the 2006 Annual Meeting in such manner as the persons so named in the proxy shall decide.

         We will report the voting results in our quarterly report on Form 10-QSB for the second quarter of 2006, which we expect to file with the Securities and Exchange Commission, on or before August 14, 2006.

         If you have any questions about the 2006 Annual Meeting or your ownership of our common stock, please contact Jane F. von Holzhausen, our corporate secretary, by mail at SBT Bancorp, Inc., Attention: Jane F. von Holzhausen, Secretary, 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248, or by email to Ms. von Holzhausen's attention at sbtinfo@simsburybank.com.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         To the knowledge of the Company, as of March 2, 2006, there is no person who owns of record or beneficially five percent or more of the Company's common stock.

         The following table sets forth certain information with respect to the beneficial ownership of the common stock of the Company as of March 2, 2006 by
(i) each director and nominee for director of the Company, (ii) named executive officers, and (iii) all directors and executive officers as a group. Except as indicated by footnote, the persons named in the table have sole voting and investment powers with respect to all shares shown as beneficially owned by them.

         In connection with the reorganization occurring on March 2, 2006, each share of common stock of the Bank was converted into one share of common stock of the Company. Accordingly, the information in this section also reflects the ownership of the Bank's common stock immediately prior to the reorganization.

                                                                              Amount and Nature
                                                                                Of Beneficial            Percent
       Name of Beneficial Owner                      Addresses                    Ownership             Of Class
---------------------------------------------------------------------------------------------------------------------

Robert J. Bogino, Vice Chairman            22 Daventry Hill Road                  27,572 (1)            3.2%
                                           Avon, CT 06001

James T. Fleming, Director                 7 Simscroft Road                          891 (2)              *
                                           Simsbury, CT 06070


                                                                              Amount and Nature
                                                                                Of Beneficial            Percent
       Name of Beneficial Owner                      Addresses                    Ownership             Of Class
---------------------------------------------------------------------------------------------------------------------

Martin J. Geitz, President, Chief          318 Strickland Street                     3,974                *
Executive Officer and Director             Glastonbury, CT 06033


Edward J. Guarco, Director                 22 R East Street                        6,800 (3)              *
                                           Granby, CT 06035

Gary R. Kevorkian, Director                8 Apple Lane                           16,446 (4)            1.9%
                                           Simsbury, CT 06070

Barry R. Loucks, Director                  57 Summit Drive                        14,087 (5)            1.6%
                                           Windsor, CT 06095

George B. Odlum, Jr., DMD, Director        1 Westledge Road                       13,581 (6)            1.6%
                                           W. Simsbury, CT 06092

David W. Sessions, Director                105 Turnbull Road                      15,736 (7)            1.8%
                                           New Hartford, CT 06057

Jane F. von Holzhausen, Director,          29 Chimney Corner Circle               12,579 (8)            1.4%
Secretary                                  Guilford, CT 06437

Penny R. Woodford, Director                687 West Avon Road                      2,262 (9)              *
                                           Avon, CT 06001

Lincoln S. Young, Chairman                 60 Pine Hill Road                     18,612 (10)            2.1%
                                           New Hartford, CT 06057

Anthony F. Bisceglio, Executive Vice       418 Olde Stage Road                   10,500 (11)            1.2%
President and Chief Financial Officer      Glastonbury, CT 06033

Charles D. Forgie, Executive Vice          41 Heritage Drive                           4,500              *
President and Chief Lending Officer        Avon, CT 06001

Terry L. Boulton, Senior Vice              36 Laurel Lane                                                 *
President and Chief Retail Banking         Simsbury, CT 06070                 300
Officer

All directors and executive officers
(as a group)                                                                    147,840 (12)            16.9%
----------------------------
* Less than 1%

(1) Includes 6,600 shares owned jointly with Mr. Bogino's spouse, 822 shares held in a trust of which Mr. Bogino serves as trustee, 2,084 shares in trusts for two of his children for which Mr. Bogino serves as the trustee and 11,500 shares owned by his spouse. Includes 1,000 shares which may be acquired within 60 days through the exercise of stock options. Mr. Bogino disclaims beneficial ownership of the shares beneficially owned by his spouse.

(2) Includes 266 shares which may be acquired within 60 days through the exercise of stock options.

(3) Includes 1,200 shares owned jointly with Mr. Guarco's spouse, 600 shares held by both Mr. and Mrs. Guarco as custodians for their daughter and 4,000 shares in a trust of which Mr. Guarco owns 6.6%. Includes 1,000 shares which may be acquired within 60 days through the exercise of stock options.

(4) Includes 9,426 shares held in trusts for which Mr. Kevorkian is trustee and 280 shares owned by Mr. Kevorkian's spouse.

(5)  Shares held with Mr. Loucks's spouse as tenants in common.

(6) Includes 3,550 shares owned by Dr. Odlum's spouse. Dr. Odlum disclaims beneficial ownership of the shares beneficially owned by his spouse.

(7) Includes 1,564 shares owned jointly with Mr. Sessions's spouse, 1,358 shares owned by a private corporation owned by Mr. Sessions and his siblings and 1,252 shares owned by two of his children. Includes 1,000 shares which may be acquired within 60 days through the exercise of stock options. Mr. Sessions disclaims beneficial ownership of the shares beneficially owned by his children.

(8) Includes 6,590 owned jointly with Ms. von Holzhausen's spouse. Includes 1,000 shares which may be acquired within 60 days through the exercise of stock options.

(9)  Includes 1,660 shares owned jointly with Ms. Woodford's spouse.

(10) Includes 3,506 shares owned by Mr. Young's spouse. Includes 1,000 shares which may be acquired within 60 days through the exercise of stock options. Mr. Young disclaims beneficial ownership of the shares beneficially owned by his spouse.

(11) Includes 10,500 shares which may be acquired within 60 days through the exercise of stock options.

(12) Includes 15,766 shares which directors and executive officers may acquire beneficial ownership of within 60 days through the exercise of stock options.


                             DISCUSSION OF PROPOSALS

                                     ITEM 1
                                     ------

                              ELECTION OF DIRECTORS

         As of the date of this Proxy Statement, the Company's Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, as nearly equal in number as possible, with each class having a three-year term. There are currently 11 directors of the Company, with four directors in two Classes and three directors in one Class. The terms of the classes are staggered so that the term of a class expires at each annual meeting of the Company. The terms of the four incumbent Class I directors expire at the 2006 Annual Meeting.

         On February 15, 2006, the Board of Directors voted unanimously to recommend the following four persons for election to the Board of Directors with terms expiring at the 2009 Annual Meeting of Shareholders of the Company:

                        Nominee               Class                     Term Expiration
                ------------------------    -----------     ----------------------------------------
                 James T. Fleming            Class I          2009 Annual Meeting of Shareholders
                 Edward J. Guarco            Class I          2009 Annual Meeting of Shareholders
                 Barry R. Loucks             Class I          2009 Annual Meeting of Shareholders
                 Penny R. Woodford           Class I          2009 Annual Meeting of Shareholders

         Each of the nominees currently serves as a director of the Company and is nominated to serve for his or her term and until his or her successor is elected and qualified. In the event that any of the nominees become unable to serve, an event which the Board does not expect, the shares represented by proxy may be voted for a substitute nominee to be designated by the Board or a committee thereof, unless the proxy withholds authority to vote for all nominees.

         If a quorum is present at the 2006 Annual Meeting, the election of directors will require the affirmative vote of a plurality of the votes cast. Abstentions by shareholders and broker non-votes with respect to the election of directors will not be included in determining whether nominees have received the vote of such plurality. Certain information about the business experience of the director nominees, including their service as directors of other corporations, is listed below. References to terms of service as a director or officer of the Company include service as a director or officer of the Bank prior to the date of the holding company reorganization on March 2, 2006.

Director Nominees

James T. Fleming (50) - Mr. Fleming is currently the Commissioner of the Department of Public Works, State of Connecticut, which position he accepted after leaving his former position as the Commissioner of the Consumer Protection Agency, State of Connecticut, which he held from 1999 until 2003. Prior to that position, Mr. Fleming was the Director of Community Relations for Asea Brown Boveri, Inc., which position he held until 1998. He was a member of Connecticut House and Senate from 1981 until 1999. His is also Vice President of the Simsbury Volunteer Fire District and is a Corporator of Saint Francis Hospital. He has been a director of the Company since 1992.

Edward J. Guarco (52) - Mr. Guarco is a Vice President of State Line Oil, in Granby, Connecticut, where he has been employed since 1976. He also serves as Vice President of the Independent Connecticut Petroleum Association and as a Board member of the Granby Development Commission and the Granby Chamber of Commerce. He has been a director of the Company since 1998.

Barry R. Loucks (63) - Mr. Loucks is the former President and Chief Executive Officer of the Bank, which positions he held since the Bank's in-organization stage in 1994, and which he retired from in 2004. He is a Trustee of the Nutmeg Big Brothers/Big Sisters and the Metropolitan YMCA; he is also a Board Member of McLean Foundation and of New England Certified Development Corporation-CT. He has been a director of the Company since 1994.

Penny R. Woodford (61) - Ms. Woodford is an Agent with the Coldwell Bank Residential Brokerage, which position she has held since 2003, prior to that she was an Agent with DeWolf Companies since 1996 and Westledge Real Estate since 1983. She is Chairman of the Nominating Committee of the Avon Republican Town Committee. She has been a director of the Company since 1992.


                         INFORMATION ABOUT OUR DIRECTORS

         Certain information about the business experience of the remaining incumbent directors and the non-director officers of the Company, including their service as directors of other companies, is listed below. References to terms of service as a director or officer of the Company include service as a director or officer of the Bank prior to the date of the holding company reorganization on March 2, 2006.

Class II Directors,  Terms Expiring at the 2007 Annual Meeting of Shareholders

Martin J. Geitz (49) - Mr. Geitz is the President and Chief Executive Officer of the Company and the Bank, which position he has held since 2004. He was formerly a Vice President with Massachusetts Mutual Life Insurance Company until 2004, was the President, Chief Executive Officer and Chief Financial Officer of Cigna Bank & Trust Company, which position he held from 2000 to 2003 and prior to that was President of Fleet Development Ventures, LLC and Fleet Community Development Corp. since 1997. He is also Chairman of the Board of the Hartford Economic Development Corporation and a Board member of McLean Foundation and the Simsbury Historical Society. He has been a director of the Company since 2005.

Gary R. Kevorkian (52) - Mr. Kevorkian is an Attorney-at-Law in his own practice in Granby, Connecticut, since 1981. He has been a director of the Company since 1994.

George B. Odlum, Jr., DMD (66) - Dr. Odlum is a family practice dentist in Simsbury, Connecticut, where he has practiced dentistry since 1968. He is the retired President and Board member of the Horace Wells Club. Dr. Odlum has been a director of the Company since 1992 and formerly served as the Company's Secretary.

Jane F. von Holzhausen (61) - Ms. von Holzhausen is the Secretary of the Company and the Bank and has served as a director since 1994. She is a retired Sales Manager with Prudential Connecticut Realty, in Avon, Connecticut. She is the former President of Valley Properties, Inc. d/b/a Coldwell Banker Valley Properties, which she owned from 1988 to 1998.

Class III Directors,  Terms Expiring at the 2008 Annual Meeting of Shareholders

Robert J. Bogino (63) - Mr. Bogino is the Vice Chairman of the Company and the Bank and has been a director of the Company since 1994. Mr. Bogino previously served as the Company's Secretary. He was the president and co-owner of Bogino & DeMaria, Inc. in Avon, Connecticut, an insurance agency of which he was a founder in 1972. In 2003, he became a Vice President of the Watson Group, an insurance agency in Wethersfield until his retirement in 2004.

David W. Sessions (55) - Mr. Sessions is the President and Treasurer of the Casle Corporation, headquartered in Avon, Connecticut, a commercial design-build development and construction company which he co-founded in 1981. He is also a member of the New Hartford Town Democratic Committee and is a Director of the Wheeler Clinic and the Licia and Mason Beekley Community Library. He has been a director of the Company since 1992.

Lincoln S. Young (71) - Mr. Young is the Chairman of the Company and has been a director since 1994. Mr. Young previously served as the Company's Secretary. He is the retired Chief Executive Officer of Turbine Engine Services Corp., a jet engine servicing company, a position he held until 1995. Mr. Young is a director of the New England Air Museum and of the Licia and Mason Beekley Community Library.

Owen P. Murphy, who served as a director of the Bank since 1992, passed away on February 10, 2006. As a Class III director, Mr. Murphy was re-elected in 2005 for a 3-year term through 2008. The Board of Directors may determine to appoint another individual to fill the vacancy created by Mr. Murphy's death.

Non-Director Executive Officers

Anthony F. Bisceglio (58) - Mr. Bisceglio is an Executive Vice President of the Company and the Bank, positions he has held since January 2005 as well as Chief Financial Officer and Treasurer of the Company and the Bank, which positions he has held since 1995. Prior to joining the Bank in 1995, he was Vice President and Group Financial Officer of the Credit Administration Group of Shawmut National Corporation. He is also on the Regional Board of Directors of the New England College of Finance, on the Connecticut Bankers Association's Technology Committee and its Management Development Committee and is Strategic Issues Council Vice Chairman of the Financial Managers Society.

Terry L. Boulton (49) - Ms. Boulton is a Senior Vice President and Chief Retail Banking Officer of the Bank, which positions she accepted in January 2005. Prior to joining the Bank, she served as a Vice President of Bank of America, formerly Fleet Bank, N.A. since 1988. She is President of the Simsbury/Granby Rotary Club and past-President of the Simsbury Chamber of Commerce.

Charles D. Forgie (63) - Mr. Forgie is an Executive Vice President and the Chief Lending Officer of the Bank, which positions he has held since 1995. Prior to joining the Bank in 1995, he was Vice President of Commercial Lending at Fleet Bank, N.A.

Audit Committee Financial Expert

         The Board has determined that the Company currently has at least one audit committee financial expert serving on its Audit Committee. That person is Robert J. Bogino. Mr. Bogino is "independent," as that term is defined in Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Board Committees and 2005 Meetings

         The Company has established two standing committees of the Board of Directors, the Audit and Compliance and the Corporate Governance Committees.

         Audit and Compliance Committee. The Audit and Compliance Committee has oversight responsibility for and reviews all financial and other reports provided by the Company's independent auditors and the Company's internal audit firm. The Audit and Compliance Committee evaluates and selects the independent auditor subject to shareholder ratification. The Audit and Compliance Committee, in its meetings with the Company's auditors, discusses and approves the audit and compliance scope and reviews all audit findings. The members of the Audit and Compliance Committee are Messrs. Odlum (Chair), Bogino, Fleming, Guarco and Ms. Woodford. All members of the Audit and Compliance Committee are independent in accordance with Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit and Compliance Committee met four times during 2005. The Audit and Compliance Committee Charter is attached to this Proxy Statement as Appendix A.

         Corporate Governance Committee. The Corporate Governance Committee functions as the nominating committee for director candidates, identifies qualified individuals to become members of the Company's Board of Directors, determines the composition of the Board of Directors and its committees, monitors and assesses the effectiveness of the Board of Directors, develops and implements the Company's corporate governance guidelines and reviews and recommends director compensation. All members of the Corporate Governance Committee are independent as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The members of the Corporate Governance Committee are Messrs. Young (Chair), Bogino, Fleming and Ms. von Holzhausen. The Corporate Governance Committee met three times during 2005. The Corporate Governance Committee Charter is attached to this Proxy Statement as Appendix B.

         The Corporate Governance Committee has a formal policy regarding the consideration of director candidates recommended by shareholders which sets forth the minimum qualifications of suitable nominees for director as well as approved processes for identifying and evaluating nominees. The Corporate Governance Committee will consider any director candidate recommended by shareholders in accordance with the standards set forth in its Charter. Such suggestions, together with appropriate biographical information, should be submitted to: SBT Bancorp, Inc. Attn: Jane F. von Holzhausen, Corporate Secretary, 760 Hopmeadow Street, P.O. Box 248, Simsbury, CT 06070. Possible candidates who have been suggested by shareholders are evaluated by the Corporate Governance Committee in the same manner as are other possible candidates.

         The general criteria used to establish the traits, abilities and experience that the Corporate Governance Committee looks for in determining candidates for election to the Board include highest ethical character, independence from Management, ability to represent all shareholders of the Bank, ability to exercise sound business judgment, relevant expertise and experience that would benefit the Bank and be able to offer advice and guidance to the Chief Executive and the Board. The board as a whole should be a diverse body, with diversity reflecting age, gender, background and professional experience. Key among the criteria is a director's existing ties to the Company's markets and adherence to Company's Code of Ethics. All directors are subject to mandatory retirement from service on the Company's Board of Directors upon reaching seventy-six years of age.

         The Board held 13 meetings, including the annual meeting, during 2005. All of the Company's eleven directors attended at least 75% of the aggregate of
(i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by the Committees of the Board of Directors on which such directors served during 2005.

         Attendance at the Annual Meeting. Board members are expected to attend the Company's annual meeting of shareholders. All of the Company's directors attended the May 10, 2005 annual meeting of shareholders of the Bank.

Shareholder Communications

         The Board of Directors has a formal process in place for shareholder communication to the Board of Directors or any individual director. Shareholders wishing to communicate with the Board of Directors or any individual director may write to SBT Bancorp, Inc., Corporate Secretary, 760 Hopmeadow Street, P.O. Box 248, Simsbury, CT 06070. All communications received of a relevant nature will be forwarded to the full Board or appropriate individual director as directed. The Board of Directors believes this approach is reasonable in light of the relatively small number of Shareholders of the Company and the relatively small number of communications the Board expects to receive in the foreseeable future.

Code of Ethics

         The Company has adopted a Code of Ethics that applies to all employees, officers and directors. The Company will supply a copy of the Code of Ethics upon written or oral request. To obtain a copy please write to us at SBT Bancorp, Inc., 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248 or call the Company at (860) 408-5493.

Employment Agreements

         The Bank maintains employment agreements with Messrs. Geitz, Bisceglio and Forgie and Ms. Boulton. The continued success of the Company and the Bank depends to a significant degree on the skills and competence of these officers. These agreements are with the Bank, not the Company.

         Martin J. Geitz, President and Chief Executive Officer - The Bank entered into an Employment Agreement with Martin J. Geitz effective October 4, 2004. The term of that agreement is the earlier to occur of Mr. Geitz attaining the age of sixty-five or the termination of Mr. Geitz's contract voluntarily or upon some other basis. Mr. Geitz is to be paid a salary of $170,000, subject to adjustment by the Board. In addition, Mr. Geitz is entitled to an annual bonus in an amount and form set by the Board. Mr. Geitz is entitled to: (1) participate in the Bank's comprehensive health insurance and major medical coverage; (2) participate in any long-term disability insurance plan and pension plan maintained by the Bank; (3) paid vacation of four weeks per year; (4) the use of an automobile for business purposes; (5) membership in a private "country" or similar golf club; and (6) attendance at two banking trade association conventions per year, including the cost of attendance and travel for Mr. Geitz and his spouse. The Bank may terminate Mr. Geitz's employment at any time without notice. The Bank may give up to sixty days' prior notice of the termination. If such notice is given to Mr. Geitz, the Bank may require him to remain in the employ of the Bank for the period of notice given. If the Bank terminates Mr. Geitz's employment for other than Cause or due to a Change in Control or potential Change in Control (as each event is defined in the agreement), Mr. Geitz shall be entitled to receive a lump sum payment equal to the aggregate of: (1) twelve months of Mr. Geitz's then current salary base salary; (2) an amount equal to bonus to which he would have been entitled under the agreement had a Change of Control occurred; (3) payment for any accrued but unused vacation time; and (4) payment of Mr. Geitz's medical insurance for twelve months following his termination. This lump sum amount shall be reduced by any compensation Mr. Geitz receives for other employment after the termination of his employment with the Bank. Mr. Geitz may voluntarily terminate his employment on ninety days' prior notice to the Bank, however, notice need not be given where the termination has been approved by the Board of Directors or there has been a material breach of the Bank's obligations under the agreement. If Mr. Geitz fails to meet the terms of the agreement concerning his voluntary termination, the Bank will be entitled to enjoin Mr. Geitz's employment with any significant competitor of the Bank for a period of twelve months. In the event of a Change in Control or Potential Change in Control of the Bank or the Company, Mr. Geitz would be entitled to receive (1) credit for his years of service to the Bank plus five additional years for purposes of vesting and calculation of benefits under any benefit plan of the Bank or a successor thereto; (2) twelve months notice of termination during which time he shall receive payment at his then current salary and the highest bonus received by Mr. Geitz during the preceding thirty-six months, provided that if the Change in Control occurs prior to December 31, 2005 the amount of the bonus will equal $25,000; (3) at Mr. Geitz's election, either a lump sum cash payment or twelve monthly period payments in an amount equal to the sum of Mr. Geitz's then current salary plus the highest bonus he had received during the preceding 36 months; and (4) outplacement services in an amount not to exceed $10,000. Mr. Geitz is not entitled to receive compensation or other benefits for any period after termination for Cause.

         Anthony F. Bisceglio, Executive Vice President, Treasurer and Chief Financial Officer - The Bank entered into an Employment Agreement with Anthony
F. Bisceglio dated February 6, 2004. The term of that Agreement is three years. Mr. Bisceglio is to be paid a base salary of $102,846, or such larger sum as the Board may decide. In addition, Mr. Bisceglio is entitled to an annual bonus in an amount and form set by the Board. Mr. Bisceglio also is entitled to (1) comprehensive health insurance and major medical coverage, (2) participation in any long-term disability insurance plan and pension plan maintained by the Bank,
(3) paid vacation of at least four weeks per year, and (4) reimbursement of all travel and other reasonable business expenses. If Mr. Bisceglio's employment with the Bank is terminated for other than Cause or Disability, or if he voluntarily terminates his employment for Good Reason, Mr. Bisceglio shall be entitled to receive (1) his base salary in effect at the time for a period of six months following termination, less the amount of any severance pay, (2) an amount equal to one-half the highest bonus he received during the preceding 36 months, (3) crediting of additional service as may be required to vest any form of compensation previously granted to Mr. Bisceglio, and (4) the continuation of health benefits he was receiving at the time of termination for six months following termination. If Mr. Bisceglio accepts these payments, he agrees that he will not, for a period of six months following termination, perform any services or accept any remuneration or compensation as an officer, director, employee, agent or consultant with any depository or other financial institution which maintains its main office in the Farmington Valley of Connecticut.

         The Bank also has entered into a Change in Control Agreement with Mr. Bisceglio dated July 30, 1999. That Agreement provides for payment to Mr. Bisceglio in the event of a Change in Control or Potential Change in Control (as those terms are defined in the Agreement) of the Company or the Bank. Under those circumstances, Mr. Bisceglio would be entitled to receive (1) credit for his years of service to the Bank plus five years for purposes of vesting and calculation of benefits under any benefit plan of the Bank or a successor thereto, (2) twelve months notice of termination during which time he shall receive payment at his then current salary and the highest bonus received by Mr. Bisceglio during the preceding 36 months, (3) at Mr. Bisceglio's election, either a lump sum cash payment or twelve monthly period payments in an amount equal to the sum of Mr. Bisceglio's then current salary plus the highest bonus he had received during the preceding 36 months, and (4) outplacement services in an amount not to exceed $10,000.

         The Bank entered into a Supplemental Executive Retirement Agreement with Mr. Bisceglio dated April 23, 2001. This Agreement provides that upon Mr. Bisceglio's retirement on or after attaining age 65, the Bank shall pay him a supplemental annual pension of $10,000, payable in equal monthly installments, for a period of twenty years. Upon Mr. Bisceglio's death, while still actively employed with the Bank, his designated beneficiary shall receive an annual survivor's benefit equal to $10,000, payable in equal monthly installments, for a period of twenty years. Upon Mr. Bisceglio's death, while receiving the supplemental annual pension, his designated beneficiary shall receive the remaining equal monthly payments which would have been due to Mr. Bisceglio. Furthermore, upon a Change in Control (as defined in his Employment Agreement) of the Company or the Bank, Mr. Bisceglio would be credited with five years of service with respect to the Supplemental Executive Retirement Agreement.

         Charles D. Forgie, Executive Vice President and Chief Lending Officer - The Bank entered into an employment agreement with Charles D. Forgie dated February 6, 2004 which was replaced and superceded by an amended employment agreement dated November 15, 2005. The term of the amended agreement commenced on November 15, 2005 and continues until August 31, 2006. Under the agreement, Mr. Forgie is to be paid a base salary of $114,022 per year, or such larger sum as the Board may decide. In addition, Mr. Forgie is eligible to receive a year-end bonus in an amount to be determined by the Board of Directors. Mr. Forgie is also entitled to (1) comprehensive health insurance and major medical coverage, (2) participation in any long-term disability insurance plan and pension plan maintained by the Bank, (3) paid vacation of at least four weeks per year, and (4) reimbursement of all travel and other reasonable business expenses. If Mr. Forgie's employment with the Bank is terminated for other than Cause or Disability, or if he voluntarily terminates his employment for Good Reason, Mr. Forgie shall be entitled to receive (1) his base salary in effect at the time for a period of six months following termination, less the amount of any severance pay, (2) an amount equal to one-half the 2005 annual bonus paid to Mr. Forgie, (3) crediting of additional service as may be required to vest any form of compensation previously granted to Mr. Forgie, and (4) the continuation of health benefits he was receiving at the time of termination for eighteen months following termination. If Mr. Forgie's employment is terminated by reason of retirement, he will be entitled to receive (1) his base salary in effect at the time through February 28, 2007, and (2) the continuation of health benefits he was receiving at the time of his retirement through March 1, 2008. If, following his termination, Mr. Forgie accepts the compensation described in the preceding two sentences, he agrees that he will not, for a period of three years following termination, perform any services or accept any remuneration or compensation as an officer, director, employee, agent or consultant with any depository or other financial institution which maintains an office in the Farmington Valley of Connecticut. Mr. Forgie has notified the Bank that he will retire as an executive officer of the Bank on August 31, 2006.

         The Bank also has entered into a Change in Control Agreement with Mr. Forgie dated July 30, 1999. That Agreement provides for payment to Mr. Forgie in the event of a Change in Control or Potential Change in Control (as those terms are defined in the Agreement) of the Company or the Bank. Under those circumstances, Mr. Forgie would be entitled to receive (1) credit for his years of service to the Bank plus five years for purposes of vesting and calculation of benefits under any benefit plan of the Bank or a successor thereto, (2) twelve months notice of termination during which time he shall receive payment at his then current salary and the highest bonus received by Mr. Forgie during the preceding 36 months, (3) at Mr. Forgie's election, either a lump sum cash payment or twelve monthly period payments in an amount equal to the sum of Mr. Forgie's then current salary plus the highest bonus he had received during the preceding 36 months, and (4) outplacement services in an amount not to exceed $10,000.

         The Bank entered into a Supplemental Executive Retirement Agreement with Mr. Forgie dated April 23, 2001. This Agreement provides that upon Mr. Forgie's retirement on or after attaining age 65, the Bank shall pay him a supplemental annual pension of $10,000, payable in equal monthly installments, for a period of twenty years. Upon Mr. Forgie' death, while still actively employed with the Bank, his designated beneficiary shall receive an annual survivor's benefit equal to $10,000, payable in equal monthly installments, for a period of twenty years. Upon Mr. Forgie's death, while receiving the supplemental annual pension, his designated beneficiary shall receive the remaining equal monthly payments which would have been due to Mr. Forgie. Furthermore, upon a Change in Control (as defined in his Employment Agreement) of the Company or the Bank, Mr. Forgie would be credited with five years of service with respect to the Supplemental Executive Retirement Agreement.

         Terry L. Boulton, Senior Vice President and Chief Retail Banking Officer - The Bank entered into a Change in Control Agreement with Terry L. Boulton dated December 23, 2005. That Agreement provides for payment to Ms. Boulton in the event that her employment is terminated by the Bank without "Cause" or by Ms. Boulton with "Good Reason" within 12 months following a "Change in Control" of the Bank or the Company (as those terms are defined in the Agreement). Under those circumstances, Ms. Boulton would be entitled to receive payment in an amount equal to two times the sum of (1) her annual base salary and (2) her annual target bonus. Additionally, under those circumstances, Ms. Boulton would be entitled to (1) immediate vesting of any outstanding stock options, (2) continued health insurance benefits for a period of 24 months, (3) an amount equal to the amounts that the Bank would have contributed on Ms. Boulton's behalf to any 401(k) Plan or similar plan that the Bank may have in effect for the 24-month period following her termination, and (4) outplacement services in an amount not to exceed $10,000.

Director Compensation

         The Company has adopted a Director Compensation Plan for non-employee directors. During 2005, directors were compensated for service by means of: (1) an annual retainer of $4,000 per director; (2) $400 for each Board meeting attended in person; and (3) $150 for each standing committee meeting attended in person. As of January 1, 2006, directors are compensated for service by means of: (1) an annual retainer of $4,000 per director, (2) $450 for each Board meeting attended in person, and (3) $150 for each standing committee meeting attended in person.

Executive Compensation

         The following table contains certain information regarding annual and long-term compensation paid to the chief executive officer and the most highly compensated executive officers whose annual compensation exceeded $100,000 for the period from January 1, 2005 to December 31, 2005.

Summary Compensation Table

         The following information is furnished for the current chief executive officer, the former chief executive officer who served for a portion of the year ending December 31, 2005, and for the three other highest paid executive officers of the Bank who received salary and bonus of $100,000 or more during the year ended December 31, 2005.

                                                       Annual Compensation              Long-Term Compensation

                                                                          Other
                                                                          Annual    Securities            All Other
                                                                          Compen-   Underlying   LTIP      Compen-
                                                                          sation    Options /   Payouts    sation
Name and Principal Position             Year    Salary ($)   Bonus ($)      ($)      SARs (#)      ($)       ($)
                                       -------- ----------- ------------ --------- ------------ -------- -----------
Martin J. Geitz
          President & Chief Executive     2005    $172,204  $22,275 (1)     -         21,000       -         -
          Officer                         2004     $42,500   $5,388 (2)     -           -          -         -

Barry R. Loucks (3)
         President & Chief Executive      2005     $14,712       -          -           -          -   $268,853 (4)
         Officer (through October 3,      2004    $184,038  $24,784 (2)     -           -          -         -
         2004)                            2003    $181,267  $29,839 (5)     -           -          -         -

Anthony F. Bisceglio                      2005    $117,445  $13,546 (1)     -           -          -         -
         Executive Vice President &       2004    $108,375  $12,273 (2)     -           -          -         -
         Chief Financial Officer          2003    $100,972  $13,493 (5)     -           -          -         -

Charles D. Forgie                         2005    $113,010  $13,276 (1)     -           -          -         -
         Executive Vice President &       2004    $109,940  $11,964 (2)     -           -          -         -
         Chief Lending Officer            2003    $105,595  $13,762 (5)     -           -          -         -

Terry L. Boulton
         Senior Vice President  &
         Senior Retail Banking Officer    2005     $93,258   $9,802 (1)     -           -          -         -

------------
 (1) Estimated 2005 performance bonus to be paid in 2006.

 (2) Actual 2004 performance bonus paid in 2005.

 (3) Pursuant to the terms of Mr. Loucks's severance arrangements with the Bank certain severance compensation was paid in 2005.

 (4) Includes employer contribution of $2,290 to 401(k) plan; present value of $15,294 of life insurance policies underlying a Supplemental Executive Retirement Plan between Mr. Loucks and the Bank, the personal use of a Bank-leased automobile in the amount of $1,136; and payments in an aggregate amount of $250,133 relating to the termination of Mr. Loucks's employment as Chief Executive Officer under an employment agreement between Mr. Loucks and the Bank.

 (5) Actual 2003 performance bonus paid in 2004.


Options Granted in Last Fiscal Year

         The following table contains certain information regarding stock options the Company has granted to its named executive officers during the fiscal year ended December 31, 2005.

                                                           Percent of
                                        Number of             Total
                                       Securities         Options/SARS
                                       Underlying          Granted to
                                      Options/SARs        Employees in     Exercise Or Base
            Name                       Granted (#)         Fiscal Year       Price ($/Sh)         Expiration Date
---------------------------------  --------------------  ----------------  ------------------  ----------------------
Martin J. Geitz                             21,000 (1)              100%              $31.50       December 30, 2015
President and Chief Executive
Officer


(1) Options may not be exercised in full or in part prior to the expiration of one year from the date of grant. One third of the options become exercisable on each of the first through third annual anniversary dates of the grant.

Aggregated Option Exercises In 2005 and Fiscal Year-End Option Values

                                                                   Number of Securities
                                                                  Underlying Unexercised       Value of Unexercised
                                Shares                                  Options At             In-The-Money Options
                               Acquired                               Fiscal Year-End           At Fiscal Year-End
                                  On                                        (#)                        ($)
                               Exercise            Value               Exercisable/                Exercisable/
          Name                    (#)           Realized ($)           Unexercisable              Unexercisable
--------------------------    ------------     ---------------    ------------------------    -----------------------
Martin J. Geitz                       0                $0             0 / 21,000                $0 / $42,000 (1)

Charles D. Forgie                 3,500        $ 69,563 (2)                0 / 0                         $0 / $0

Anthony F. Bisceglio                  0                $0             10,500 / 0               $208,688 / $0 (2)

(1) Based on the fair market value of the common stock as of December 30, 2005 ($33.50) minus the exercise price of the options ($31.50).

(2) Based on the fair market value of the common stock as of December 30, 2005 ($33.50) minus the exercise price of the options ($13.625).

Stock Option Plan

         The Company currently issues options to purchase shares of its common stock under The Simsbury Bank & Trust Company, Inc. 1998 Stock Plan, as amended November 21, 2005. This plan was assumed by the Company pursuant to the Merger and Plan of Reorganization dated March 2, 2006. As of February 13, 2006, there are options outstanding to purchase an aggregate of 61,054 shares of the Company's authorized but unissued common stock at a price of between $13.625 and $36.550 per share and which will expire between the years 2008 and 2015. This includes 21,000 options granted to the Company's named executives during the year ended December 31, 2005.

         The following table sets forth the total number of securities authorized for issuance under equity compensation plans as of December 31, 2005.

                                                                                              Number of securities
                                                                                               remaining available
                                                                                               for future issuance
                                        Number of securities                                      under equity
                                          to be issued upon         Weighted-average           compensation plans
                                             exercise of            exercise price of         (excluding securities
                                        outstanding options,      outstanding options,         reflected in column
                                         warrants and rights       warrants and rights                (a))
                                                 (a)                       (b)                         (c)
                                        ----------------------    ----------------------     ------------------------
Equity compensation plans
      approved by shareholders                 61,054                    $24.62                      25,303

Equity compensation plans not
      approved by shareholders                      0                         0                           0

                                        ----------------------    ----------------------     ------------------------
                 Total                         61,054                    $24.62                      25,303
                                        ======================    ======================     ========================


Committee Interlocks and Insider Participation in Compensation Decisions

         There are no interlocking relationships where (a) an executive officer of the Company served as a member of the compensation committee on another entity, one of whose executive officers served on the Corporate Governance Committee of the Company; (b) an executive officer served as a director of another entity, one of whose executive officers served on the Corporate Governance Committee of the Company; or (c) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a Director of the Company.

Certain Transactions

         During 2005 and 2004, certain of the Company's and the Bank's current directors, executive officers and their affiliates had outstanding loans from the Bank. The largest aggregate amount of such loans outstanding during the period from January 1, 2004 to February 13, 2006 was on February 6, 2006 in an aggregate amount of $2,703,124.22, which represented 17.2% of the Bank's equity on that date, and approximately 2.06% of the Bank's outstanding loans as of that date. All such loans were made in the ordinary course of the Bank's business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

         During 2005 and 2004 the Bank paid $65,089.04 and $59,969.71, respectively, for rent and related expenses of the Bank's Granby branch office to Granby Pharmacy Shoppers Plaza, LLC, a company of which Mr. Kevorkian, one of the Company's directors, is a principal. Of these amounts paid, $9,254.80 and $8,666.15 were for real estate taxes on the property during 2005 and 2004, respectively. The Bank believes this to represent a fair market value lease. During 2005, the Bank paid $228,148 in construction costs and related fees for the Bank's Canton branch office to a company of which David W. Sessions, one of its directors, is a principal.

Recommendation of the Board of Directors

         The Board of Directors intends to vote all proxies held by it in favor of the four Class I director nominees, Messrs. Fleming, Guarco and Loucks and Ms. Woodford (unless shareholders direct otherwise). Election to the Board of four Class I directors of the Company with terms expiring at the 2009 Annual Meeting shall require the affirmative vote of a plurality of the votes cast at the 2006 Annual Meeting. Abstentions and broker non-votes with respect to the election of directors will not be included in determining whether nominees have received the votes of such plurality.

         THE BOARD RECOMMENDS UNANIMOUSLY A VOTE "FOR" ELECTION OF MESSRS. FLEMING, GUARCO AND LOUCKS AND MS. WOODFORD TO THE BOARD OF DIRECTORS AS CLASS I DIRECTORS WITH TERMS EXPIRING AT THE 2009 ANNUAL SHAREHOLDERS' MEETING.


                                     ITEM 2
                                     ------

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Audit and Compliance Committee has selected Shatswell, MacLeod & Co., P.C. as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2006. Shatswell, MacLeod & Co., P.C. served as the Bank's independent auditors for the fiscal year ended December 31, 2005 and has reported on the Bank's financial statements for such year.

         A representative of Shatswell, MacLeod & Co., P.C. is expected to be present at the 2006 Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from Shareholders.

         The Audit and Compliance Committee has not developed detailed pre-approval policies because all engagements of independent accountants for audit and non-audit services must be approved by the Audit and Compliance Committee.

Principal Accountant Fees and Services

         The following table reflects the aggregate fees billed for the last two fiscal years for professional services by the Bank's principal accountant for the audit of the Bank's annual financial statements and the aggregate fees billed in each of the last two fiscal years for professional services rendered by the Bank's principal accountant for tax compliance, tax advice and tax planning.

                                            2005                2004
                                      ------------------ -------------------
       Audit Fees                          $53,742            $ 49,036
       Audit Related Fees (1)              $   777            $      0
       Tax Compliance Fees (2)             $ 5,241            $  4,700
       All Other Fees (3)                  $     0            $  4,362
                                      ------------------ -------------------
                  Total                    $59,760            $ 58,098
                                      ================== ===================

(1) Non-financial statement audits.

(2) Preparation of tax returns and estimates for each year.

(3) Information Technology reviews of $4,362 in 2004.

Commencing in March 2004, internal audit services were provided to the Bank by The Harcourt Group, Ltd. of New England. The Bank's previous internal auditor was Shatswell, MacLeod & Co.

Recommendation of the Board of Directors

         The Board of Directors intends to vote all proxies held by it in favor of ratifying the selection of Shatswell, MacLeod & Co., P.C. as the Company's independent auditors for the year ending December 31, 2006 (unless shareholders direct otherwise).

         THE BOARD RECOMMENDS UNANIMOUSLY A VOTE "FOR" RATIFICATION OF THE SELECTION OF THE FIRM OF SHATSWELL, MACLEOD & CO., P.C. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR 2006.


                      AUDIT AND COMPLIANCE COMMITTEE REPORT

         The Audit and Compliance Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions, internal controls and financial reporting process. The Audit and Compliance Committee is comprised of five directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The members of the Audit and Compliance Committee are the same as the members of the Bank's Audit and Compliance Committee.

         Management is responsible for the Company's internal controls and financial reporting process. The Company's independent auditors, Shatswell, MacLeod & Co., P.C., are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit and Compliance Committee's responsibility is to monitor and oversee the financial reporting and audit processes.

         In connection with these responsibilities, the Company's Audit and Compliance Committee, as the successor to the Bank, met with management and the independent auditors to review and discuss the Bank's December 31, 2005 consolidated financial statements. The Audit and Compliance Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit and Compliance Committee also received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit and Compliance Committee discussed with the independent auditors that firm's independence.

         Based upon the Audit and Compliance Committee's discussions with management and the independent accountants, and its review of the information described in the preceding paragraph, the Audit and Compliance Committee recommended that the Board include the audited consolidated financial statements of the Bank in the Bank's annual report on Form 10-KSB for the last fiscal year filed by the Company on behalf of the Bank.

         The Board has adopted a written charter for the Audit & Compliance Committee which is attached as Appendix A to this Proxy Statement.

                                 Audit Committee

                      George B. Odlum, Jr., DMD (Chairman)
                                Robert J. Bogino
                                James T. Fleming
                                Edward J. Guarco
                                Penny R. Woodford


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who beneficially own more than 10% of the Company's common stock ("Reporting Persons") to file certain reports concerning their beneficial ownership of the Company's common stock with the Securities and Exchange Commission (the "SEC"). Prior to the bank holding company reorganization on March 2, 2006, these reports were filed by Reporting Persons of the Bank with the Federal Deposit Insurance Corporation (the "FDIC"). Based solely upon the Company's review of its Reporting Persons' Forms 3, 4 and 5 filed with the FDIC during and for the year ended December 31, 2005, and on written representations by certain officers and directors, all Reporting Persons filed the required reports on a timely basis.


                                  OTHER MATTERS

         The Board knows of no other business to be brought before the 2006 Annual Meeting. If, however, any other business should properly come before the 2006 Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate, unless they are directed by the proxy to do otherwise.


                      SHAREHOLDER PROPOSALS AND NOMINATIONS

         Shareholders entitled to vote for the election of directors at the 2007 Annual Meeting may make nominations of individuals for election to the Board. Such nominations shall be made in writing, and shall be delivered or mailed and received by the Secretary of the Company not less than 90 nor more than 130 calendar days prior to such Annual Meeting, which is expected to be held on May 8, 2007. The Board's Corporate Governance Committee considers such nominations.

         Such written nominations shall contain the following information, to the extent known to the nominating Shareholder: (1) the name, age, business and residence address of each proposed nominee; (2) the principal occupation or employment of each proposed nominee; (3) the total number of shares of common stock of the Company that are beneficially owned by each proposed nominee; (4) the name and address of the nominating Shareholder; (5) the total number of shares of common stock of the Company owned by the nominating Shareholder; (6) a representation that the Shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (7) a description of all arrangements or understandings between the Shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Shareholders. Nominations by beneficial owners of stock of the Company who are not record holders must be accompanied by evidence satisfactory to the Secretary of the Company showing that such nominating persons are entitled to act with respect to such shares. Nominations that are not made in accordance with these procedures shall be deemed void. The credentials and qualifications of all nominees also are subject to review by the Board.

         Any proposal intended to be presented by a Shareholder at the Company's 2007 Annual Meeting of Shareholders which is not a nomination to the Board must be presented to the Company in writing, and must be delivered or mailed and received by the Secretary of the Company not less than 90 nor more than 130 calendar days prior to the 2007 Annual Meeting, which is expected to be held on May 8, 2007. Such notice shall include: (1) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the 2007 Annual Meeting; (2) the name and address, as they appear on the Company's records, of the Shareholder proposing such business; (3) the number of shares of the Company's common stock which are beneficially owned by the Shareholder; and (4) any material interest of the Shareholder in such business.

         Shareholder proposals for inclusion in the 2007 Proxy Statement and form of proxy for the Annual Meeting of Shareholders to be held in 2007 must be received by the Secretary of the Company on or before February 7, 2007. Shareholder proposals submitted to be considered at the 2007 Annual Meeting without inclusion in next year's proxy materials must be received by the Bank no later than 20 calendar days prior to such Annual Meeting, which is expected to be held on May 8, 2007. If the Bank is not notified of a shareholder proposal by that date, the proxies held by Management may provide the discretion to vote against such shareholder proposal, even though such proposal is not discussed in the proxy statement.

         Nominations and proposals should be addressed to Jane F. von Holzhausen, Secretary, SBT Bancorp, Inc., 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248. It is suggested that such nominations and proposals be sent by Certified Mail-Return Receipt Requested.


                       ANNUAL REPORT ON FORM 10-KSB REPORT

         The financial statements of the Bank as of and for the year ended December 31, 2005 are contained in the Bank's Annual Report on Form 10-KSB filed by the Company on behalf of the Bank with the Securities and Exchange Commission on or before March 31, 2006. The Annual Report is not to be considered as a part of this proxy soliciting material. Copies of Bank's Annual Report on Form 10-KSB will be forwarded without charge upon written request to Jane F. von Holzhausen, Secretary, SBT Bancorp, Inc., 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248.


          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

         The Company intends to deliver one Proxy Statement to multiple Shareholders of the Company sharing an address, unless we receive contrary instructions from one or more of such Shareholders. Upon written or oral request we will provide a separate copy of the Company's Proxy Statement to a Shareholder sharing an address with another Shareholder to which a single copy of the Proxy Statement were sent. To request an additional copy of the Proxy Statement, please call the Company at (860) 408-5493 or write to us at SBT Bancorp, 760 Hopmeadow Street, P.O. Box 248, Simsbury, Connecticut 06070-0248. In the future, if you wish to receive a separate copy of the Company's Proxy Statement, please call or write to us at the number and address listed above. Similarly, Shareholders sharing an address who are receiving multiple copies of the Company's Proxy Statement and who wish to receive only one copy of these materials at their address can so request by contacting us at the same telephone number and address.

                                 By order of the Board of Directors


Simsbury, Connecticut            Jane F. von Holzhausen, Secretary
April 10, 2006

                               APPENDICES A and B

                                                                      Appendix A

                      AUDIT & COMPLIANCE COMMITTEE CHARTER

I.       Purpose

The Audit and Compliance Committee (the "Committee") is appointed by the Board of Directors of SBT Bancorp, Inc. (the "Company") to assist the Company's Board of Directors ("Board of Directors") in the oversight of:

o    The integrity of the Company's financial statements.

o    The independent auditor's qualifications and independence.

o    The performance of the Company's internal audit function.

o The Company and the Bank's compliance with legal and regulatory requirements.

II.      Authority

The Committee will have full authority to:

o Appoint, compensate, retain, terminate and oversee the Company's independent auditor.

o    Ensure the direct reporting of the independent auditor to the Committee.

o Determine the independence of the independent auditor and oversee the continuing independence of such independent auditor.

o Conduct or authorize any investigation appropriate to fulfill its responsibilities.

o Engage independent counsel and other advisors as the Committee deems necessary to carry out its responsibilities.

o Access directly the independent auditor, the internal audit firm, and employees of the Company and the Bank, including the Company's and the Bank's outside legal counsel.

o Resolve disputes between management and the independent auditor or the internal audit firm concerning financial reporting or any other matter.

III.     Specific Duties and Responsibilities

The Board of Directors set forth the Committee's duties in this charter and by resolution. Accordingly, the Committee will have the following duties and responsibilities:

     A.  Financial Statements and Reporting

o The Committee will review and discuss with management and the independent auditor the accounting and financial reporting processes for the bank and the auditing of the Company's financial statements.

o The Committee will receive and review the audited financial statements from the Company's independent auditors, and will review and consider with the independent auditor the matters required to be discussed by SAS No. 61, as it may be modified or supplanted.

o The Committee will receive and review the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No.1, as it may be modified or supplanted, and will discuss with the independent auditor their independence.

o Upon completion of its review, the Committee will recommend to the Company's Board of Directors that the audited financial statements be included in the Company's annual report to its shareholders, and will, to the extent necessary, review and discuss with management and the independent auditor the Company's interim financial statement information to be included in the Company's quarterly reports.

o    The Committee will prepare the report required by Regulation S-B and
     Schedule 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and will recommend that such report be included in the Company's annual proxy statement.

o The Committee will review such other factors as it deems appropriate that affect the integrity of the Company's published financial reports, including the implementation of appropriate recommendations of the Company's independent auditor.

     B.  Relationship with Independent Auditors

o The Committee will appoint, compensate and oversee independent auditor work for the Company regarding the preparation and issuance of any audit report or related work, however, such selection and appointment by the Committee will be subject to the ratification by the Company's shareholders at the Company's annual meeting. The independent auditor will report directly to the Committee.

o The Committee will review with the independent auditor the proposed scope of audit services and plan for the annual audit. It will also review and pre-approve any non-audit services performed on behalf of the Company that are permitted under applicable law.

o The Committee will periodically discuss with management and the independent auditor the quality and adequacy of the Company's internal procedures and controls, the effect of regulatory and accounting initiatives, the effect of off-balance sheet structures, and the matters required to be discussed by SAS No. 61, as it may be modified or supplanted.

o The Committee will evaluate the independent auditor's qualifications, performance, and independence. This includes ensuring that the independent auditor submits annually a formal written statement delineating all relationships between the independent auditor and the Company.

o The Committee will ensure appropriate audit partner rotations and any independent auditor rotations that may be required by law.

     C.  Internal Audit

o The Committee will approve the Company's Internal Audit Policy on an annual basis. This Policy addresses the internal audit function and any related applicable regulations and guidelines.

o The Committee will make the final decision as to the internal audit firm selected. This internal audit firm will be a different firm than the independent auditor as is required by Sarbanes-Oxley Act of 2002.

o The Committee will recommend to the full Board approval of the internal audit firm's audit plan for the Company.

o The Committee will review and discuss with management and the internal audit firm any material issues as to the adequacy of the Company's internal controls, the adequacy of the disclosures about changes in internal control over financial reporting, and related risks.

o    The internal audit firm will report directly to the Committee.

o The Committee will meet as often as it determines is necessary with the internal audit firm but no less often than four times annually.

o The Committee will review the performance of the internal audit firm on an annual basis.

     D.  Compliance with Laws and Regulations

o The Committee will review periodic reports prepared by the Company's and the Bank's Compliance Officer and other materials deemed appropriate to evaluate the Company's and the Bank's program for complying with laws and regulations. These reports will include those prepared by the Company's independent auditor, the Company's internal audit firm and the Company's and the Bank's regulatory examiners.

     E.  Administrative and Other

o The Committee will maintain minutes of Committee meetings and report activities to the Board on a regular basis and make recommendations as the Committee deems appropriate.

o    The Committee will evaluate its own performance annually.

o The Committee will review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

o The Committee will perform any other activities consistent with this Charter, the Company's bylaws and governing laws as the Committee or the Board deems necessary.

IV.      Committee Membership and Composition

o The Committee will have a minimum of 3 members who are appointed by the Board of Directors and may be replaced by the Board of Directors at any time. Vacancies on the Committee may be filled by the Board of Directors.

o Each member of the Committee will meet the independence requirements of Rule 10A-3 of the Exchange Act, the rules of applicable bank regulatory authorities, and the applicable rules of any securities exchange on which the Company's securities are listed.

o At least one Committee member will qualify as an "Audit Committee Financial Expert" as defined by the Item 401 of Regulation S-B of the Exchange Act.

o If the Company's Corporate Governance Committee determines that a Committee member is no longer independent, such Committee member may continue his or her membership on the Committee until the earlier of the Company's next annual shareholders' meeting or one year from the discovery of the event the occurrence of which caused the Committee member to cease to be independent.

V.       Meetings

o The Committee will meet as often as it determines is necessary but no less often than four times annually. The Committee may call additional meetings as necessary to perform their duties.

o The Committee may meet, at its discretion, in executive sessions with management, the Company's internal auditors or the Company's independent auditor or any combination of them.

o The Committee may request that any officer or employee of the Company or the Bank, the Company's or the Bank's outside legal counsel, independent auditor or internal audit firm, to attend the meetings of the Committee or to meet with any members of or consultants to the Committee as necessary to perform the duties of the Committee.

VI.      Disclosure of Charter

o The Charter will be appended to the Company's Proxy Statement in accordance with Schedule 14A of the Exchange Act or more often if so required by the applicable rules of any securities exchange on which the Company's securities are listed.

                                                                      Appendix B

                     CORPORATE GOVERNANCE COMMITTEE CHARTER

         This Corporate Governance Committee Charter (the "Charter") has been adopted by the Board of Directors (the "Board") of SBT Bancorp, Inc. (the "Company") to assist the Company's Corporate Governance Committee (the "Committee") in the exercise of its responsibilities. The purpose of the Committee shall be to assist the Board in (1) identifying qualified individuals to become Board members, (2) determining the composition of the Board and its committees, (3) monitoring a process to assess Board effectiveness, and (4) developing and implementing the Company's corporate governance guidelines, and
(5) annually reviewing and overseeing the Company's Conflict of Interest Policy.

Composition

         There shall be a committee of the Board known as the Corporate Governance Committee. The Committee shall be comprised of no fewer than three directors who are appointed annually by the Chairman of the Board. The Committee members must be independent of the management of the Company and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Committee members.

         If the full Board does not elect a chairperson for the Committee, then the Committee may designate a chairperson by majority vote of the full Committee membership.

Goals and Responsibilities

The Committee shall:

o Develop and recommend to the Board a statement of the criteria for selecting new directors. The criteria shall include the qualifications, competencies and personal attributes that the Committee deems necessary for effective Board membership.

o Identify individuals who are qualified to become Board members. The Committee shall recommend that the Board select the director nominees for the next annual meeting of shareholders.

o Plan for the periodic evaluation of the full Board and the Board chairperson and for Board education, including new member orientation and education for Board members.

o Evaluate the performance of Board members eligible for reelection and recommend the reelection of Board members who are performing effectively.

o Review the Board's committee structure and recommend to the Chairman of the Board those directors to serve as members of each committee.

o Develop and recommend to the Board a set of corporate governance principles and policies designed to provide for effective and efficient governance of the Company. These principles and policies include, but are not limited to: policies for the evaluation of the Board, election and reelection of Board members and Board orientation and education.

o From time to time review and make recommendations to the Board with respect to the compensation of directors.

o An annual review and reassessment of the adequacy of this Charter and recommend any proposed changes to the Board for approval.

         The Committee shall have the authority to delegate any of its responsibilities to sub-committees as the Committee may deem appropriate in its sole discretion.

         The Committee shall have the sole authority to obtain advice and assistance from internal or external legal, accounting or other advisers.

Meetings

         The Committee shall meet at least four times per year or when necessary at the call of the Committee chairperson.

                                 2006 PROXY CARD


                                     (FRONT)


                                SBT BANCORP, INC.

                  Proxy for the Annual Meeting of Shareholders
                            to be held on May 9, 2006

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Robert J. Bogino and George
B. Odlum, Jr. DMD and each of them acting alone, with full power of substitution, as Proxies to represent all shares of stock of SBT Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at The Simsbury Bank & Trust Company's main office, 981 Hopmeadow Street, Simsbury, Connecticut on Tuesday, May 9, 2006 at 5:00 p.m., local time, and at any adjournment thereof.

     You are encouraged to specify your choice by marking the appropriate box, SEE REVERSE SIDE. The Proxies cannot vote your shares unless you sign, date and return this card.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


                                    (REVERSE)



   |X| PLEASE MARK VOTES AS IN THIS EXAMPLE

1. The Board of Directors unanimously recommends a "For" vote. To elect the four Class I directors to the Board of Directors, each to serve a three-year term.
   Nominees:  James T. Fleming, Edward J. Guarco, Barry R. Loucks,
   Penny R. Woodford.

                     FOR            WITHHELD
                     |_|               |_|

        For: except vote withheld from the following nominee(s)

        -------------------------------------------------------

2. The Board of Directors unanimously recommends a "For" vote.
   To ratify the appointment of Shatswell, MacLeod & Co., P.C. as the Company's independent auditors for the fiscal year ending December 31, 2006.

            FOR               AGAINST              ABSTAIN
            |_|                 |_|                  |_|


3. In their discretion, the Proxies, or either of them, are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted on behalf of the undersigned as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

Please sign exactly as your name appears hereon. Joint owners must both sign. Attorney, executor, administrator, trustee, or guardian must give full title as such. A corporation or partnership must sign in its name by authorized person.

|_|  MARK HERE FOR ADDRESS CHANGE AND MARK LABEL ACCORDINGLY

Signature:_________________________________________ Date:____________

|_|  MARK HERE  IF YOU PLAN TO ATTEND THE MEETING

Signature:_________________________________________ Date:__________